Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Net income attributable to non-controlling interests	D.32. Net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2024	2023	2022
Share of net income attributable to non-controlling interests	58	36	113
Total	58	36	113